EXHIBIT 99.1

Westamerica Bancorporation Reports Third Quarter 2017 Financial Results

SAN RAFAEL, Calif., Oct. 19, 2017 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq:WABC), parent company of Westamerica Bank, generated net income for the third quarter 2017 of $15.0 million and diluted earnings per common share ("EPS") of $0.57, compared to second quarter 2017 net income of $15.8 million and EPS of $0.60 and third quarter 2016 net income of $15.6 million and EPS of $0.61. Financial results for both the second quarter 2017 and third quarter 2016 include a reversal of provision for loan losses of $1.9 million and $3.2 million, respectively.

"Third quarter 2017 net income benefited from higher noninterest income and lower noninterest expense. Merchant processing fees and debit card fees have been growing, and we have been successful in further reducing our operating costs.  Asset quality remained very high with nonperforming assets totaling only $7.6 million at September 30, 2017,” said Chairman, President and CEO David Payne.  “Westamerica generated an annualized 10 percent return on average shareholders’ common equity for the third quarter 2017, and paid a quarterly dividend of $0.39 per common share,” concluded Payne.

The annualized net interest margin on a fully taxable equivalent basis was 3.10 percent for the third quarter 2017, compared to 3.12 percent for the second quarter 2017, and 3.21 percent for the third quarter 2016. Net interest income on a fully taxable equivalent basis was $35.7 million for the third quarter 2017, compared to $35.8 million for the second quarter 2017, and $36.2 million for the third quarter 2016. The annualized funding cost of deposits and other interest-bearing borrowings, as a percentage of average earning assets, was 0.04 percent for the third quarter 2017, compared to 0.04 percent for the second quarter 2017 and 0.05 percent for the third quarter 2016. Checking and savings deposits, which earn relatively low interest rates and are less volatile than time deposits during periods of rising market interest rates, represented 95 percent of average total deposits during the third quarter 2017.

The Company recognized no provision for loan losses for the third quarter 2017 given stable nonperforming loan volumes and other credit quality attributes. The Company recognized a reversal of provision for loan losses of $1.9 million for the second quarter 2017 given realization of net recoveries of prior loan losses of $1.1 million and improvements in credit quality. The Company recognized a reversal of provision for loan losses of $3.2 million for the third quarter 2016 given realization of net recoveries of prior loan losses of $649 thousand and significant declines in the volume of nonperforming loans. At September 30, 2017, the allowance for loan losses totaled $23.6 million.

Noninterest income for the third quarter 2017 totaled $12.5 million, compared to $12.1 million for the second quarter 2017 and $11.6 million for the third quarter 2016. The increase in third quarter 2017 noninterest income relative to the prior quarters was primarily due to higher merchant processing fees and debit card fees.

Noninterest expense for the third quarter 2017 totaled $24.1 million, compared to $24.4 million for the second quarter 2017 and $26.1 million for the third quarter 2016. The $2 million reduction in noninterest expense from the third quarter 2016 to the third quarter 2017 was due to reductions in professional fees, limited partnership operating losses, intangible amortization, and correspondent service charges, offset in part by higher outsourced automation and other real estate owned expenses.

At September 30, 2017, Westamerica Bancorporation's tangible common equity-to-asset ratio was 8.98 percent, and assets totaled $5.4 billion. Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
Westamerica Bancorporation
1108 Fifth Avenue, San Rafael, CA 94901
Robert A. Thorson – SVP & Chief Financial Officer
707-863-6840
investments@westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2016 filed on Form 10-K and quarterly report for the quarter ended June 30, 2017 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

	Public Information October 19, 2017
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
September 30, 2017

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q3'17	Q3'16	Change	Q2'17

Net Interest and Fee Income (FTE)	$35,680	$36,176	-1.4%	$35,764
Reversal of Provision for Loan Losses	-	(3,200)	n/m	(1,900)
Noninterest Income	12,548	11,598	8.2%	12,123
Noninterest Expense	24,114	26,088	-7.6%	24,396
Income Before Taxes (FTE)	24,114	24,886	-3.1%	25,391
Income Tax Provision (FTE)	9,097	9,258	-1.7%	9,592
Net Income	$15,017	$15,628	-3.9%	$15,799

Average Common Shares Outstanding	26,309	25,641	2.6%	26,299
Diluted Average Common Shares	26,404	25,687	2.8%	26,402

Operating Ratios:
Basic Earnings Per Common Share	$0.57	$0.61	-6.6%	$0.60
Diluted Earnings Per Common Share	0.57	0.61	-6.6%	0.60
Return On Assets (a)	1.09%	1.18%		1.18%
Return On Common Equity (a)	9.9%	11.4%		10.7%
Net Interest Margin (FTE) (a)	3.10%	3.21%		3.12%
Efficiency Ratio (FTE)	50.0%	54.6%		50.9%

Dividends Paid Per Common Share	$0.39	$0.39	0.0%	$0.39
Common Dividend Payout Ratio	68%	64%		65%

			%
	9/30'17YTD	9/30'16YTD	Change

Net Interest and Fee Income (FTE)	$107,474	$109,118	-1.5%
Reversal of Provision for Loan Losses	(1,900)	(3,200)	n/m
Noninterest Income	36,328	35,029	3.7%
Noninterest Expense	73,125	77,175	-5.2%
Income Before Taxes (FTE)	72,577	70,172	3.4%
Income Tax Provision (FTE)	26,712	25,772	3.6%
Net Income	$45,865	$44,400	3.3%

Average Common Shares Outstanding	26,260	25,558	2.7%
Diluted Average Common Shares	26,379	25,595	3.1%

Operating Ratios:
Basic Earnings Per Common Share	$1.75	$1.74	0.6%
Diluted Earnings Per Common Share	1.74	1.73	0.6%
Return On Assets (a)	1.13%	1.14%
Return On Common Equity (a)	10.4%	11.0%
Net Interest Margin (FTE) (a)	3.12%	3.27%
Efficiency Ratio (FTE)	50.9%	53.5%

Dividends Paid Per Common Share	$1.17	$1.17	0.0%
Common Dividend Payout Ratio	67%	68%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q3'17	Q3'16	Change	Q2'17

Interest and Fee Income (FTE)	$36,153	$36,699	-1.5%	$36,240
Interest Expense	473	523	-9.5%	476
Net Interest and Fee Income (FTE)	$35,680	$36,176	-1.4%	$35,764

Average Earning Assets	$4,587,848	$4,489,317	2.2%	$4,598,296
Average Interest-
Bearing Liabilities	2,687,620	2,616,357	2.7%	2,692,447

Yield on Earning Assets (FTE) (a)	3.14%	3.26%		3.16%
Cost of Funds (a)	0.04%	0.05%		0.04%
Net Interest Margin (FTE) (a)	3.10%	3.21%		3.12%
Interest Expense/
Interest-Bearing Liabilities (a)	0.07%	0.08%		0.07%
Net Interest Spread (FTE) (a)	3.07%	3.18%		3.09%

			%
	9/30'17YTD	9/30'16YTD	Change

Interest and Fee Income (FTE)	$108,903	$110,734	-1.7%
Interest Expense	1,429	1,616	-11.6%
Net Interest and Fee Income (FTE)	$107,474	$109,118	-1.5%

Average Earning Assets	$4,601,931	$4,448,261	3.5%
Average Interest-
Bearing Liabilities	2,694,785	2,605,584	3.4%

Yield on Earning Assets (FTE) (a)	3.16%	3.32%
Cost of Funds (a)	0.04%	0.05%
Net Interest Margin (FTE) (a)	3.12%	3.27%
Interest Expense/
Interest-Bearing Liabilities (a)	0.07%	0.08%
Net Interest Spread (FTE) (a)	3.09%	3.24%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q3'17	Q3'16	Change	Q2'17

Total Assets	$5,441,612	$5,253,502	3.6%	$5,385,085
Total Earning Assets	4,587,848	4,489,317	2.2%	4,598,296
Total Loans	1,287,740	1,386,186	-7.1%	1,333,135
Commercial Loans	324,727	343,727	-5.5%	349,979
Commercial RE Loans	566,794	572,044	-0.9%	566,570
Consumer Loans	396,219	470,415	-15.8%	416,586
Total Investment Securities	3,300,108	3,103,131	6.3%	3,265,161
Available For Sale (Market)	2,066,568	1,660,680	24.4%	1,982,997
Held To Maturity	1,233,540	1,442,451	-14.5%	1,282,164
Unrealized Gain	4,039	29,100	n/m	3,438

Loans/Deposits	27.3%	30.2%		28.6%

			%
	9/30'17YTD	9/30'16YTD	Change

Total Assets	$5,407,661	$5,204,418	3.9%
Total Earning Assets	4,601,931	4,448,261	3.5%
Total Loans	1,325,128	1,447,061	-8.4%
Commercial Loans	343,091	356,781	-3.8%
Commercial RE Loans	563,980	604,741	-6.7%
Consumer Loans	418,057	485,539	-13.9%
Total Investment Securities	3,276,803	3,001,200	9.2%
Available For Sale (Market)	1,997,324	1,594,253	25.3%
Held To Maturity	1,279,479	1,406,947	-9.1%
Unrealized Gain	4,039	29,100	n/m

Loans/Deposits	28.2%	31.8%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q3'17	Q3'16	Change	Q2'17

Total Deposits	$4,714,579	$4,588,762	2.7%	$4,669,424
Noninterest Demand	2,103,042	2,041,045	3.0%	2,048,155
Interest Bearing Transaction	891,532	850,215	4.9%	880,470
Savings	1,475,969	1,427,247	3.4%	1,491,283
Time greater than $100K	108,673	118,113	-8.0%	110,762
Time less than $100K	135,363	152,142	-11.0%	138,754
Total Short-Term Borrowings	76,083	68,640	10.8%	71,178
Shareholders' Equity	599,473	545,771	9.8%	593,028

Demand Deposits/
Total Deposits	44.6%	44.5%		43.9%
Transaction & Savings
Deposits / Total Deposits	94.8%	94.1%		94.7%

			%
	9/30'17YTD	9/30'16YTD	Change

Total Deposits	$4,692,330	$4,552,819	3.1%
Noninterest Demand	2,069,521	2,010,058	3.0%
Interest Bearing Transaction	884,171	859,437	2.9%
Savings	1,489,643	1,406,338	5.9%
Time greater than $100K	110,512	120,418	-8.2%
Time less than $100K	138,483	156,568	-11.6%
Total Short-Term Borrowings	71,976	62,823	14.6%
Shareholders' Equity	591,691	537,010	10.2%

Demand Deposits/
Total Deposits	44.1%	44.1%
Transaction & Savings
Deposits / Total Deposits	94.7%	93.9%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q3'17
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,587,848	$36,153	3.14%
Total Loans (FTE)	1,287,740	15,349	4.73%
Commercial Loans (FTE)	324,727	3,959	4.84%
Commercial RE Loans	566,794	7,806	5.46%
Consumer Loans	396,219	3,584	3.59%
Total Investments (FTE)	3,300,108	20,804	2.52%

Interest Expense Paid
Total Earning Assets	4,587,848	473	0.04%
Total Interest-Bearing Liabilities	2,687,620	473	0.07%
Total Interest-Bearing Deposits	2,611,537	461	0.07%
Interest-Bearing Transaction	891,532	60	0.03%
Savings	1,475,969	220	0.06%
Time less than $100K	135,363	78	0.23%
Time greater than $100K	108,673	103	0.38%
Total Short-Term Borrowings	76,083	12	0.06%

Net Interest Income and
Margin (FTE)		$35,680	3.10%

	Q3'16
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,489,317	$36,699	3.26%
Total Loans (FTE)	1,386,186	17,260	4.95%
Commercial Loans (FTE)	343,727	4,302	4.98%
Commercial RE Loans	572,044	8,832	6.14%
Consumer Loans	470,415	4,126	3.49%
Total Investments (FTE)	3,103,131	19,439	2.51%

Interest Expense Paid
Total Earning Assets	4,489,317	523	0.05%
Total Interest-Bearing Liabilities	2,616,357	523	0.08%
Total Interest-Bearing Deposits	2,547,717	512	0.08%
Interest-Bearing Transaction	850,215	64	0.03%
Savings	1,427,247	229	0.06%
Time less than $100K	152,142	95	0.25%
Time greater than $100K	118,113	124	0.42%
Total Short-Term Borrowings	68,640	11	0.06%

Net Interest Income and
Margin (FTE)		$36,176	3.21%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q3'17	Q3'16	Change	Q2'17

Service Charges on Deposits	$4,989	$5,303	-5.9%	$4,945
Merchant Processing Services	2,153	1,532	40.6%	2,052
Debit Card Fees	1,784	1,587	12.4%	1,586
Other Service Fees	652	671	-2.9%	662
ATM Processing Fees	684	600	14.0%	654
Trust Fees	718	686	4.7%	716
Financial Services Commissions	148	118	25.4%	142
Other Income	1,420	1,101	29.1%	1,366
Total Noninterest Income	$12,548	$11,598	8.2%	$12,123

Total Revenue (FTE)	$48,228	$47,774	1.0%	$47,887
Noninterest Income/Revenue (FTE)	26.0%	24.3%		25.3%
Service Charges/Avg. Deposits (a)	0.42%	0.46%		0.42%
Total Revenues (FTE) Per Avg.
Common Share (a)	$7.27	$7.41	-1.9%	$7.30

			%
	9/30'17YTD	9/30'16YTD	Change

Service Charges on Deposits	$14,857	$15,790	-5.9%
Merchant Processing Services	6,080	4,699	29.4%
Debit Card Fees	4,851	4,724	2.7%
Other Service Fees	1,964	1,951	0.7%
ATM Processing Fees	1,914	1,860	2.9%
Trust Fees	2,136	2,004	6.6%
Financial Services Commissions	484	411	18.0%
Other Income	4,042	3,590	12.6%
Total Noninterest Income	$36,328	$35,029	3.7%

Total Revenue (FTE)	$143,802	$144,147	-0.2%
Noninterest Income/Revenue (FTE)	25.3%	24.3%
Service Charges/Avg. Deposits (a)	0.42%	0.46%
Total Revenues (FTE) Per Avg.
Common Share (a)	$7.32	$7.53	-2.8%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q3'17	Q3'16	Change	Q2'17

Salaries & Benefits	$12,816	$13,063	-1.9%	$12,981
Occupancy	3,665	3,749	-2.2%	3,509
Outsourced Data Processing	2,383	2,114	12.7%	2,188
Amortization of
Identifiable Intangibles	760	867	-12.4%	762
Professional Fees	512	1,693	-69.8%	410
Furniture & Equipment	1,242	1,211	2.5%	1,267
Other Real Estate Owned	221	(206)	n/m	(126)
Courier Service	451	451	0.0%	438
Other Operating	2,064	3,146	-34.4%	2,967
Total Noninterest Expense	$24,114	$26,088	-7.6%	$24,396

Noninterest Expense/
Avg. Earning Assets (a)	2.09%	2.31%		2.13%
Noninterest Expense/Revenues (FTE)	50.0%	54.6%		50.9%

			%
	9/30'17YTD	9/30'16YTD	Change

Salaries & Benefits	$38,867	$39,067	-0.5%
Occupancy	10,807	10,546	2.5%
Outsourced Data Processing	6,710	6,375	5.3%
Amortization of
Identifiable Intangibles	2,322	2,642	-12.1%
Professional Fees	1,533	3,183	-51.8%
Furniture & Equipment	3,764	3,611	4.2%
Other Real Estate Owned	54	(487)	n/m
Courier Service	1,310	1,458	-10.2%
Other Operating	7,758	10,780	-28.0%
Total Noninterest Expense	$73,125	$77,175	-5.2%

Noninterest Expense/
Avg. Earning Assets (a)	2.12%	2.32%
Noninterest Expense/Revenues (FTE)	50.9%	53.5%

8. Allowance for Loan Losses.
	(dollars in thousands)
			%
	Q3'17	Q3'16	Change	Q2'17

Average Total Loans	$1,287,740	$1,386,186	-7.1%	$1,333,135

Allowance for Loan Loss (ALL)
Beginning of Period	$24,103	$28,910	-16.6%	$24,919
Reversal of Provision for Loan Losses	-	(3,200)	n/m	(1,900)
Net ALL (Losses) Recoveries	(475)	649	n/m	1,084
ALL End of Period	$23,628	$26,359	-10.4%	$24,103
ALL Recoveries/Gross ALL Losses	53%	134%		158%

Net ALL Losses (Recoveries) /
Avg. Total Loans (a)	0.15%	-0.19%		-0.33%

			%
	9/30'17YTD	9/30'16YTD	Change

Average Total Loans	$1,325,128	$1,447,061	-8.4%

Allowance for Loan Loss (ALL)
Beginning of Period	$25,954	$29,771	-12.8%
Reversal of Provision for Loan Losses	(1,900)	(3,200)	n/m
Net ALL Losses	(426)	(212)	n/m
ALL End of Period	$23,628	$26,359	-10.4%
ALL Recoveries/Gross ALL Losses	91%	96%

Net ALL Losses/
Avg. Total Loans (a)	0.04%	0.02%

9. Credit Quality.
	(dollars in thousands)
			%
	9/30/17	9/30/16	Change	6/30/17

Nonperforming Loans (1):
Nonperforming Nonaccrual	$1,498	$1,861	-19.5%	$2,215
Performing Nonaccrual	4,285	4,432	-3.3%	4,480
Total Nonaccrual Loans	5,783	6,293	-8.1%	6,695
90+ Days Past Due Accruing Loans	434	487	-10.9%	186
Total	6,217	6,780	-8.3%	6,881
Repossessed Loan Collateral (1)	1,426	3,032	-53.0%	1,645
Total Nonperforming Assets (1)	$7,643	$9,812	-22.1%	$8,526

Total Loans Outstanding	$1,284,782	$1,364,329	-5.8%	$1,318,341

Total Assets	$5,445,808	$5,306,778	2.6%	$5,393,350

Loans:
Allowance for Loan Losses	$23,628	$26,359	-10.4%	$24,103
Allowance/Loans	1.84%	1.93%		1.83%
Nonperforming Loans/Total Loans	0.48%	0.50%		0.52%

10. Capital.
	(in thousands, except per-share amounts)
			%
	9/30/17	9/30/16	Change	6/30/17

Shareholders' Equity	$603,957	$562,996	7.3%	$595,594
Total Assets	5,445,808	5,306,778	2.6%	5,393,350

Shareholders' Equity/
Total Assets	11.09%	10.61%		11.04%
Shareholders' Equity/
Total Loans	47.01%	41.27%		45.18%
Tangible Common Equity Ratio	8.98%	8.37%		8.90%
Common Shares Outstanding	26,319	25,665	2.5%	26,304
Common Equity Per Share	$22.95	$21.94	4.6%	$22.64
Market Value Per Common Share	$59.54	$50.88	17.0%	$56.04

Share Repurchase Programs
	(shares in thousands)
			%
	Q3'17	Q3'16	Change	Q2'17

Total Shares Repurchased	-	-	n/m	6
Average Repurchase Price	$-	$-	n/m	$56.51
Net Shares Issued	(15)	(33)	n/m	(21)

			%
	9/30'17YTD	9/30'16YTD	Change

Total Shares Repurchased	6	137	n/m
Average Repurchase Price	$56.51	$41.94	n/m
Net Shares Issued	(412)	(137)	n/m

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	9/30/17	9/30/16	Change	6/30/17
Assets:
Cash and Due from Banks	$561,757	$471,367	19.2%	$529,362

Investment Securities:
Available For Sale	2,090,477	1,762,408	18.6%	1,976,156
Held to Maturity	1,204,240	1,411,019	-14.7%	1,261,321

Loans	1,284,782	1,364,329	-5.8%	1,318,341
Allowance For Loan Losses	(23,628)	(26,359)	-10.4%	(24,103)
Total Loans, net	1,261,154	1,337,970	-5.7%	1,294,238

Other Real Estate Owned	1,426	3,032	-53.0%	1,645
Premises and Equipment, net	35,507	37,059	-4.2%	35,564
Identifiable Intangibles, net	4,605	7,789	-40.9%	5,365
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	164,969	154,461	6.8%	168,026

Total Assets	$5,445,808	$5,306,778	2.6%	$5,393,350

Liabilities and Shareholders' Equity:
Deposits:
Noninterest Bearing	$2,128,342	$2,064,988	3.1%	$2,079,608
Interest-Bearing Transaction	873,145	851,885	2.5%	885,516
Savings	1,491,168	1,462,860	1.9%	1,470,978
Time	241,925	265,137	-8.8%	246,468
Total Deposits	4,734,580	4,644,870	1.9%	4,682,570

Short-Term Borrowed Funds	66,337	56,358	17.7%	75,769
Other Liabilities	40,934	42,554	-3.8%	39,417
Total Liabilities	4,841,851	4,743,782	2.1%	4,797,756

Shareholders' Equity:
Common Equity:
Paid-In Capital	427,188	393,134	8.7%	426,012
Accumulated Other
Comprehensive (Loss) Income	(3,433)	9,001	n/m	(5,864)
Retained Earnings	180,202	160,861	12.0%	175,446
Total Shareholders' Equity	603,957	562,996	7.3%	595,594

Total Liabilities and
Shareholders' Equity	$5,445,808	$5,306,778	2.6%	$5,393,350

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q3'17	Q3'16	Change	Q2'17
Interest & Fee Income:
Loans	$15,082	$16,968	-11.1%	$15,468
Investment Securities:
Available for Sale	11,347	8,796	29.0%	10,709
Held to Maturity	6,716	7,704	-12.8%	6,986
Total Interest & Fee Income	33,145	33,468	-1.0%	33,163

Interest Expense:
Transaction Deposits	60	64	-7.5%	57
Savings Deposits	220	229	-3.8%	222
Time Deposits	181	219	-17.1%	186
Short-Term Borrowed Funds	12	11	12.0%	11
Total Interest Expense	473	523	-9.5%	476

Net Interest Income	32,672	32,945	-0.8%	32,687

Reversal of Provision for Loan Losses	-	(3,200)	n/m	(1,900)

Noninterest Income:
Service Charges	4,989	5,303	-5.9%	4,945
Merchant Processing Services	2,153	1,532	40.6%	2,052
Debit Card Fees	1,784	1,587	12.4%	1,586
Other Service Fees	652	671	-2.9%	662
ATM Processing Fees	684	600	14.0%	654
Trust Fees	718	686	4.7%	716
Financial Services Commissions	148	118	25.4%	142
Other	1,420	1,101	29.1%	1,366
Total Noninterest Income	12,548	11,598	8.2%	12,123

Noninterest Expense:
Salaries and Benefits	12,816	13,063	-1.9%	12,981
Occupancy	3,665	3,749	-2.2%	3,509
Outsourced Data Processing	2,383	2,114	12.7%	2,188
Amortization of Identifiable Intangibles	760	867	-12.4%	762
Professional Fees	512	1,693	-69.8%	410
Furniture & Equipment	1,242	1,211	2.5%	1,267
Other Real Estate Owned	221	(206)	n/m	(126)
Courier Service	451	451	0.0%	438
Other	2,064	3,146	-34.4%	2,967
Total Noninterest Expense	24,114	26,088	-7.6%	24,396

Income Before Income Taxes	21,106	21,655	-2.5%	22,314
Income Tax Provision	6,089	6,027	1.0%	6,515
Net Income	$15,017	$15,628	-3.9%	$15,799

Average Common Shares Outstanding	26,309	25,641	2.6%	26,299
Diluted Common Shares Outstanding	26,404	25,687	2.8%	26,402

Per Common Share Data:
Basic Earnings	$0.57	$0.61	-6.6%	$0.60
Diluted Earnings	0.57	0.61	-6.6%	0.60
Dividends Paid	0.39	0.39	0.0%	0.39
			%
	9/30'17YTD	9/30'16YTD	Change
Interest & Fee Income:
Loans	$46,330	$52,904	-12.4%
Investment Securities:
Available for Sale	32,305	24,855	30.0%
Held to Maturity	20,997	23,083	-9.0%
Total Interest & Fee Income	99,632	100,842	-1.2%

Interest Expense:
Transaction Deposits	174	201	-13.7%
Savings Deposits	665	677	-1.6%
Time Deposits	556	708	-21.5%
Short-Term Borrowed Funds	34	30	12.1%
Total Interest Expense	1,429	1,616	-11.6%

Net Interest Income	98,203	99,226	-1.0%

Reversal of Provision for Loan Losses	(1,900)	(3,200)	n/m

Noninterest Income:
Service Charges	14,857	15,790	-5.9%
Merchant Processing Services	6,080	4,699	29.4%
Debit Card Fees	4,851	4,724	2.7%
Other Service Fees	1,964	1,951	0.7%
ATM Processing Fees	1,914	1,860	2.9%
Trust Fees	2,136	2,004	6.6%
Financial Services Commissions	484	411	18.0%
Other	4,042	3,590	12.6%
Total Noninterest Income	36,328	35,029	3.7%

Noninterest Expense:
Salaries and Benefits	38,867	39,067	-0.5%
Occupancy	10,807	10,546	2.5%
Outsourced Data Processing	6,710	6,375	5.3%
Amortization of Identifiable Intangibles	2,322	2,642	-12.1%
Professional Fees	1,533	3,183	-51.8%
Furniture & Equipment	3,764	3,611	4.2%
Other Real Estate Owned	54	(487)	n/m
Courier Service	1,310	1,458	-10.2%
Other	7,758	10,780	-28.0%
Total Noninterest Expense	73,125	77,175	-5.2%

Income Before Income Taxes	63,306	60,280	5.0%
Income Tax Provision	17,441	15,880	9.8%
Net Income	$45,865	$44,400	3.3%

Average Common Shares Outstanding	26,260	25,558	2.7%
Diluted Common Shares Outstanding	26,379	25,595	3.1%

Per Common Share Data:
Basic Earnings	$1.75	$1.74	0.6%
Diluted Earnings	1.74	1.73	0.6%
Dividends Paid	1.17	1.17	0.0%

The Company has determined that it will be obligated to provide refunds of revenue recognized in prior years to customers.  The Company is not yet able to quantify the amount of refunds.  The Company will provide additional information when a determination of the probable amount of these obligations is made.

Footnotes and Abbreviations:

(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate.
Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a relatively large portion of municipal loans and securities that are federally tax exempt.  The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.
(a) Annualized
(1) All originated and purchased non performing loans and repossessed loan collateral have been combined as of Q1 '17. Prior period presentation has been updated, accordingly.